THIS PRESENTATION HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF PERSONS THAT ARE SHAREHOLDERS OF RAND AS OF THE DATE OF THIS PRESENTATION, AND THE RECIPIENT OF THIS PRESENTATION AGREES TO UTILIZE THE INFORMATION CONTAINED HEREIN SOLELY FOR THE PURPOSE OF EVALUATING THE BUSINESS OF LOWER LAKES IN CONNECTION WITH THE POTENTIAL ACQUISITION OF LOWER LAKES BY RAND.

RAND AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF RAND STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION OF LOWER LAKES. STOCKHOLDERS OF RAND ARE ADVISED TO READ, WHEN AVAILABLE, RAND'S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH RAND'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: RAND ACQUISITION CORPORATION, 450 PARK AVENUE, SUITE 1001, NEW YORK, NEW YORK 10022. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE WWW.SEC.GOV.

NO PERSON OTHER THAN RAND HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ON BEHALF OF RAND OR LOWER LAKES IN CONNECTION WITH THE ACQUISITION, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN MADE OR AUTHORIZED BY RAND.

CERTAIN STATEMENTS IN THIS PRESENTATION CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE CHARACTERIZED BY TERMINOLOGY SUCH AS "BELIEVE," "ANTICIPATE," "SHOULD," "INTEND," "PLAN," "WILL," "EXPECTS," "ESTIMATES," "PROJECTS," "POSITIONED," "FORECASTS,"" STRATEGY,"AND SIMILAR EXPRESSIONS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF LOWER LAKES OR RAND, OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENT IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

CERTAIN FORWARD LOOKING STATEMENTS CONTAINED HEREIN RELATE TO THE LOWER LAKES' ANTICIPATED FUTURE PERFORMANCE. SUCH STATEMENTS REFLECT VARIOUS ASSUMPTIONS OF MANAGEMENT OF LOWER LAKES THAT MAY OR MAY NOT PROVE TO BE CORRECT AND INVOLVE VARIOUS RISKS AND UNCERTAINTIES. NO REPRESENTATIONS OR WARRANTIES ARE MADE AS TO THE ACCURACY OF SUCH STATEMENTS OF ANTICIPATED PERFORMANCE. ACTUAL RESULTS DURING FUTURE PERIODS MAY DIFFER SUBSTANTIALLY FROM THOSE ANTICIPATED.

CERTAIN FORWARD LOOKING STATEMENTS CONTAINED HEREIN RELATE TO ECONOMIC TRENDS AND PERFORMANCE OR INDUSTRY DATA AND IS BASED UPON OR DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES OR OTHER THIRD PARTIES. RAND BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. RAND CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH DATA OR THE ASSUMPTIONS ON WHICH PROJECTIONS OF FUTURE TRENDS AND PERFORMANCE ARE BASED.

EBITDA Analysis

EBITDA	**$MM**
FY 2005 Adjusted EBITDA	$9.7

FY 2006 Expected Improvements:

- Reactivation of the Maumee
- Fuel Surcharge
- Canadian Dollar Appreciation vs. US Dollar
- Other

Example of Free Cash Flow Computation

EBITDA	**$MM**
Assumed EBITDA	$10.5
Capex: Winter Work	(2.0)
Dry Dock	(.6)
Public Company Expenses, Other	(1.0)
Cash Flow Before Capital Changes	**6.9**
Senior Debt Interest $22.5MM x 6.5%	(1.5)
Preferred Stock $15MM x 7.75%	(1.1)
Free Cash Flow Attributable to Equity	**4.3**

Cash Flow Per Share

Common Shares Outstanding	5.6 million
Management Bonus Program Shares Equivalent	.5
Fully Diluted Shares Outstanding	6.1 million
Free Cash Flow Attributable to Equity	$4.3 million
Free Cash Flow Per Share	70 cents

Example of Comparable Company Valuation

Rand/Lower Lakes

Equity Capitalization (September 21)	**$MM**
5,600,000 Shares x $5.80	32.5
Add: Management Bonus Program	3.0
Less: Cash on Hand	(4.8)
Net Equity Value	**30.7**
Free Cash Flow Attributable to Equity	4.3
Return	14.0%
Comparable:	
U.S. Shipping (USS)	7.0%

- Scale, Liquidity
- Dividend